UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

Masimo Corporation

(Name of Registrant as Specified In Its Charter)

POLITAN CAPITAL MANAGEMENT LP
POLITAN CAPITAL MANAGEMENT GP LLC
POLITAN CAPITAL PARTNERS GP LLC
POLITAN CAPITAL NY LLC
POLITAN INTERMEDIATE LTD.
POLITAN CAPITAL PARTNERS MASTER FUND LP
POLITAN CAPITAL PARTNERS LP
POLITAN CAPITAL OFFSHORE PARTNERS LP
QUENTIN KOFFEY
MATTHEW HALL
AARON KAPITO
MICHELLE BRENNAN

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MAY 2, 2023

2023 ANNUAL MEETING OF STOCKHOLDERS
OF
MASIMO CORPORATION

PROXY STATEMENT
OF
POLITAN CAPITAL MANAGEMENT LP
POLITAN CAPITAL MANAGEMENT GP LLC
POLITAN CAPITAL PARTNERS GP LLC
POLITAN CAPITAL NY LLC
POLITAN INTERMEDIATE LTD.
POLITAN CAPITAL PARTNERS MASTER FUND LP
POLITAN CAPITAL PARTNERS LP
POLITAN CAPITAL OFFSHORE PARTNERS LP
QUENTIN KOFFEY
MATTHEW HALL
AARON KAPITO
MICHELLE BRENNAN

PLEASE SIGN, DATE AND MAIL THE ENCLOSED
BLUE UNIVERSAL PROXY CARD TODAY

This proxy statement (this “Proxy Statement”) and accompanying BLUE proxy card are being furnished to stockholders of Masimo Corporation, a Delaware corporation (“Masimo” or the “Company”), by Politan Capital Management LP, a Delaware limited partnership (“Politan”), Politan Capital Management GP LLC, a Delaware limited liability company (“Politan Management”), Politan Capital Partners GP LLC, a Delaware limited liability company (“Politan GP”), Politan Capital NY LLC, a New York limited liability company (the “Record Stockholder”), Politan Intermediate Ltd., an exempted company under the laws of the Cayman Islands (“Politan Ltd.”), Politan Capital Partners Master Fund LP, an exempted limited partnership organized under the laws of the Cayman Islands (“Politan Master Fund”), Politan Capital Partners LP, a Delaware limited partnership (“Politan LP”), and Politan Capital Offshore Partners LP, an exempted company organized under the laws of the Cayman Islands (“Politan Offshore” and together with Politan LP and Politan Master Fund, collectively, the “Politan Funds”), Quentin Koffey, Matthew Hall, and Aaron Kapito (all of the foregoing Politan entities or individuals, collectively, the “Politan Parties” or “we,” “our” or “us”) and Michelle Brennan (collectively, with the Politan Parties, the “Participants”) in connection with the solicitation of proxies from the holders (the “Stockholders”) of common stock, $0.001 par value, of the Company (the “Common Stock”) at the 2023 annual meeting of Stockholders of the Company (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Stockholders held in lieu thereof, the “2023 Annual Meeting”).

This Proxy Statement and the enclosed BLUE universal proxy card are first being mailed to Stockholders on or about [•], 2023.

We believe that the current Board of Directors of the Company (the “Board”) requires the addition of new independent directors who have strong, relevant backgrounds and who are committed to maximizing stockholder value. We are seeking your support at the 2023 Annual Meeting scheduled to be held at [__] on June 26, 2023, at [__] [__].m., Pacific Daylight Time [in a virtual format], for the following:1

1.

To elect our two director nominees, Michelle Brennan and Quentin Koffey (each, a “Politan Nominee” and, together, the “Politan Nominees”), to the Board as Class I directors for a term of three years, to serve until the 2026 annual meeting of Stockholders (the “2026 Annual Meeting”) and until their respective successors are duly elected and qualified;

2.

To approve the repeal of each provision of, or amendment to, the Company’s Fifth Amended and Restated Bylaws (as amended, supplemented or modified from time to time, the “Bylaws”) that the Board adopted without the approval of Stockholders subsequent to April 20, 2023, which is the date of the most recent publicly available amendment to the Bylaws, and up to and including the date of the 2023 Annual Meeting (the “Bylaw Proposal”);

3.	To ratify the selection of Grant Thornton LLP, to serve as independent registered public accounting firm for the Company for the fiscal year ending December 30, 2023;

4.	To vote on an advisory basis whether to approve named executive officer compensation;

5.	To vote on an advisory basis regarding the frequency of future advisory votes on named executive officer compensation;

6.

To vote on the Company’s proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to which the Company would phase-in the declassification of the Board over four years, whereby all members of the Board that would be elected after the 2023 Annual Meeting would be elected for annual terms (such proposed amendment to the Charter, the “Declassification Plan”);

7.

To vote on an advisory basis on the Company’s proposal to increase the size of the Board from five to seven directors effective immediately following the 2023 Annual Meeting (the “Board Increase Proposal”); and

8.	To transact such other business as may properly come before the 2023 Annual Meeting or any adjournment(s) thereof.

Through this Proxy Statement and enclosed BLUE universal proxy card, we are soliciting proxies to elect the two Politan Nominees to become Class I directors. The Politan Parties and Masimo will each be using a universal proxy card for voting on the election of directors at the 2023 Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to two nominees on the Politan Parties’ enclosed BLUE universal proxy card. There is no need to use the Company’s WHITE proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Politan Nominees will have the legal effect of replacing two incumbent directors of the Company. If elected, the Politan Nominees, subject to their fiduciary duties as directors, will seek to work with the other members of the Board to maximize stockholder value.

1 As of the date of this Proxy Statement, the Company’s proxy statement for the 2023 Annual Meeting has not yet been filed with the Securities and Exchange Commission (the “SEC”). The proposals and proposal numbers in this Proxy Statement may not correspond to the proposals and proposal numbers that will be used in the Company’s proxy statement and we have omitted certain information from this Proxy Statement that is not yet publicly available, including the time and location of the 2023 Annual Meeting, which we expect to be included in the Company’s proxy statement. Once the Company publicly discloses this information, we also intend to revise this Proxy Statement to disclose such information, make any other necessary updates and file revised materials with the SEC. We expect to then make a recommendation on how you should vote on proposal number four (the “Say-on-Pay” Proposal).

However, the Politan Nominees will constitute a minority on the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary to do so. There is no assurance that the Company’s other directors will serve as directors if one or both of the Politan Nominees are elected.

The names, background and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Stockholders are permitted to vote for less than two nominees or for any combination (up to two total) of the Politan Nominees and the Company’s nominees on the BLUE universal proxy card. The Politan Parties urge Stockholders to use our BLUE universal proxy card to vote “FOR” both of the Politan Nominees.

IMPORTANTLY, IF YOU MARK MORE THAN TWO “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

The Company has set the close of business on [•], 2023 as the record date for determining Stockholders entitled to notice of, and to vote at, the 2023 Annual Meeting (the “Record Date”). Stockholders of record at the close of business on the Record Date will be entitled to vote at the 2023 Annual Meeting. Each outstanding share of Common Stock is entitled to one vote on each matter to be voted on at the 2023 Annual Meeting. According to the Company, as of the Record Date, there were [•] shares of Common Stock outstanding. The mailing address of the principal executive offices of the Company is 52 Discovery, Irvine, California 92618.

As of the date hereof, the members of the Politan Parties in this solicitation collectively own an aggregate of 4,713,518 shares of Common Stock (the “Politan Group Shares”). The Participants intend to vote the Politan Group Shares “FOR” the election of the Politan Nominees, “FOR” the approval the Bylaw Proposal, “FOR” the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year, [“FOR”/“AGAINST”/“ABSTAIN”] on the approval of named executive officer compensation, “FOR” a frequency period of “every year” (an annual vote) for future advisory resolutions to approve named executive officer compensation, [“FOR”/“AGAINST”/“ABSTAIN”] on the approval of the Declassification Plan, and [“FOR”/“AGAINST”/“ABSTAIN”] the Board Increase Proposal. We intend to vote our shares of Common Stock [“FOR”/“AGAINST”/“ABSTAIN”] on the other matters and related proposals.

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE universal proxy card today.

THIS SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. THE POLITAN PARTIES ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE 2023 ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS, WHICH THE POLITAN PARTIES ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE 2023 ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE POLITAN PARTIES URGE YOU TO VOTE “FOR” THE POLITAN NOMINEES BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY. PLEASE SIGN, DATE AND RETURN THE BLUE UNIVERSAL PROXY CARD VOTING “FOR” THE ELECTION OF THE POLITAN NOMINEES.

HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A BLUE UNIVERSAL PROXY CARD EVEN IF YOUR SHARES OF COMMON STOCK WERE SOLD AFTER THE RECORD DATE.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED. ANY PROXY

MAY BE REVOKED AT ANY TIME PRIOR TO THE 2023 ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE 2023 ANNUAL MEETING OR BY VOTING IN PERSON AT THE 2023 ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting
This Proxy Statement and our BLUE universal proxy card are available at www.AdvanceMasimo.com

IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. We urge you to sign, date, and return the enclosed BLUE universal proxy card today to vote FOR the election of the Politan Nominees and in accordance with the Politan Parties’ recommendations on the other proposals on the agenda for the 2023 Annual Meeting.

•

If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE universal proxy card and return it to Politan c/o D.F. King & Co., Inc., 48 Wall Street, New York, New York 10005 (“D.F. King”) in the enclosed envelope today.

•

If your shares of Common Stock are held in a brokerage account you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker. As a beneficial owner, if you wish to vote, you must instruct your broker how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•

Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

As we are using a “universal” proxy card containing both of the Politan Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote.

The Politan Parties strongly urge you NOT to sign or return any universal proxy cards or voting instruction forms that you may receive from Masimo. If you return the WHITE management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have sent to us previously.

If you have any questions, require assistance in voting your BLUE universal proxy card, or need additional copies of Politan’s proxy materials,
please contact D.F. King using the contact information provided here:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Stockholders call toll-free: (866) 620-9554
Banks and Brokers call: (212) 269-5550
By Email: MASI@dfking.com

BACKGROUND OF THE SOLICITATION

The following is a chronology of events leading up to this proxy solicitation:

•

On August 15, 2022, Quentin Koffey, the Managing Partner and Chief Investment Officer of Politan, requested a meeting with Joe Kiani, the Company’s Chief Executive Officer and Chairman of the Board, to begin a process of constructive engagement.

•

On August 16, 2022, Politan filed a Schedule 13D with the SEC disclosing beneficial ownership of 4,431,284 shares of Common Stock of the Company, representing approximately 8.4% of the Company’s then outstanding Common Stock, and overall economic exposure to approximately 8.8% of the outstanding shares of Common Stock. Politan disclosed that it intended to engage in conversations, meetings and other communications with, among others, certain members of the Board and the Company’s management team and that it would seek to discuss the Company’s business, operations, financial condition, strategic plans, governance, the composition of the executive suite and Board and possibilities for changes thereto, as well as other matters related to the Company. Shortly after the filing of Politan’s Schedule 13D, the Company’s stock price rose by approximately 6%.

•

On September 2, 2022, following repeated requests by Mr. Koffey, Mr. Kiani agreed to meet with Mr. Koffey. They were joined by employees of Politan and the Company. They discussed the Company’s corporate governance, strategic initiatives and financial performance and Mr. Koffey expressed his interest in obtaining representation on the Board. At the conclusion of the meeting, Mr. Koffey requested that Mr. Kiani arrange for a follow-up meeting with the Company’s entire Board.

•	On September 6, 2022, Mr. Koffey sent an email to Mr. Kiani to thank him for the meeting and to reiterate Mr. Koffey’s request for a follow-up meeting with the Board.

•

The evening of September 8, 2022, Mr. Kiani replied by email to Mr. Koffey’s September 6, 2022 email. Mr. Kiani did not respond directly to Mr. Koffey’s request for a meeting with the Board, and informed him instead that members of the Board and management team were planning to meet with several of the Company’s large Stockholders in the Fall.

•

The morning of September 9, 2022, the Company filed a Form 8-K announcing that the Board had (i) approved a Rights Agreement (also known as a “poison pill”) (the “Rights Agreement”) and (ii) amended and restated the Company’s Second Amended and Restated Bylaws to add new requirements for the nomination and election of directors by Stockholders (the “Bylaw Amendments” and the Company’s restated bylaws, the “Third Amended and Restated Bylaws”). Among other things, the Bylaw Amendments required a Stockholder proposing Board candidates to provide many different categories of detailed and intrusive information not only about the candidates, but also about the Stockholder proposing the candidates and their affiliates and family members, in certain instances “regardless of whether such agreement, arrangement or understanding relates specifically to the Corporation.” The Politan Parties believed that the categories within the Bylaw Amendments were vague to the point where a nominating Stockholder would not have an objective basis by which to evaluate whether it has complied with them, leaving the Board with virtually unfettered discretion to accept or reject nominations for any or no reason. Additionally, the Bylaw Amendments imposed new and unprecedented disclosure requirements on nominating Stockholders that are investment funds, such as disclosing the names and addresses of limited partners, and their respective stock holdings.

•

On September 16, 2022, Mr. Koffey emailed Mr. Kiani to follow up on his September 8, 2022 email. Mr. Koffey asked Mr. Kiani to reconsider his apparent rejection of Politan’s request for a meeting with the whole Board and noted that, while Politan was supportive of the Board’s general Stockholder outreach efforts, Politan believed that the Board should promptly arrange a meeting between the Board and the Company’s largest Stockholders, including Politan, when such a Stockholder requests a meeting. Neither Mr. Kiani nor anyone else from the Company responded to Mr. Koffey’s email of September 16, 2022.

•

Also on September 16, 2022, counsel for the Politan Parties sent a letter to the Company’s Corporate Secretary on behalf of the Record Stockholder to request that the Company, pursuant to the Third Amended and Restated Bylaws, provide a copy of each of the questionnaire and written representation and agreement for proposed nominees for election to the Board.

•

On September 20, 2022, counsel for the Politan Parties sent a letter to the Company’s counsel requesting that the Board either amend the Company’s Third Amended and Restated Bylaws to eliminate the new and onerous disclosure obligations imposed by the Bylaw Amendments or revert to the Second Amended and Restated Bylaws.

•

On September 27, 2022, Politan filed Amendment No. 1 to its Schedule 13D disclosing beneficial ownership of 4,648,869 shares of Common Stock, representing approximately 8.8% of the Company’s then-outstanding Common Stock.

•

On September 28, 2022, the Company, through its counsel, replied to the letter of September 20, 2022 from counsel to the Politan Parties, declining either to amend the Third Amended and Restated Bylaws to eliminate the onerous disclosure requirements or to revert to the Second Amended and Restated Bylaws. The Company also attached a copy of each of the questionnaire and written representation and agreement for proposed nominee for election to the Board.

•

On October 9, 2022, Politan, through its counsel, submitted a form of nomination notice, a completed questionnaire, and related materials (collectively, the “Politan Form of Notice”) to counsel for the Company which presented Mr. Koffey as a nominee for election to the Board at the 2023 Annual Meeting. The Politan Form of Notice contained extensive information about Politan, Mr. Koffey, and Politan’s investment in the Company. The Politan Parties’ counsel inquired if it were to deliver an actual notice of nomination in the same form as the Politan Form of Notice during the Company’s nomination window under its Third Amended and Restated Bylaws, with signatures affixed, whether (i) the Company would accept such notice as valid and permit Politan to nominate Mr. Koffey as a candidate for election to the Board at the 2023 Annual Meeting, (ii) the Board would not find any deficiency in such form of notice, and (iii) the Board was aware of any other reason that would provide it with a basis to reject such nomination.

•

On October 17, 2022, counsel for the Politan Parties sent a letter to the Company’s counsel requesting that the Board disable certain change in control provisions (the “Director Change of Control Provisions” or “DCCP”) contained in the Company’s Amended and Restated Employment Agreement with Mr. Kiani (as amended and in effect from time to time, the “Employment Agreement”), to permit the Company’s Stockholders to elect Politan’s nominees without triggering payments to Mr. Kiani estimated by Politan to exceed a half-billion dollars in value. On October 19, 2022, the Board refused to do so, claiming, through counsel representing both Mr. Kiani and the four other directors serving on the Board, that the Employment Agreement was the product of “extensive arms-length negotiations between representatives of Masimo’s independent directors and Mr. Kiani” and that “[a]s a contractual right, any waiver, termination or amendment to the change of control provisions cannot be effected unilaterally by the independent directors.”[2]

•

On October 19, 2022, in response to the Politan Form of Notice, the Company sent a letter to Politan, through its counsel, refusing to confirm that it would not reject Politan’s nomination, citing alleged omissions and concerns about the material accuracy and completeness of certain information contained in Politan Form of Notice and stating that Politan failed to comply with the terms of the Bylaw Amendments. Counsel for the Company also stated that the Board adopted the Bylaw Amendments to “address the SEC’s newly adopted universal proxy rules, which went into effect on September 1, 2022, and to address well-founded concerns that

[2] Exhibit G of the Second Amended and Supplemented Complaint.

Politan might attempt to present matters for stockholder consideration at Masimo’s next annual meeting without providing the accurate and complete information stockholders would need to cast an informed vote.”[3]

•	On October 21, 2022, counsel for the Politan Parties sent a letter to the Company’s counsel rejecting all of the Company’s assertions in the October 19 letter.

•

Also on October 21, 2022, Politan filed a Verified Complaint (the “Complaint”) in the Delaware Court of Chancery (the “Delaware Court of Chancery”) to commence an action against the Company and the Board (the “Director Defendants”) entitled Politan Capital Management LP, et al, v. Kiani, et al., Case No. 2022-0948-NAC (the “Delaware Action”). As set forth in greater detail therein, the Complaint contended that the Board’s adoption of the Bylaws Amendments and its failure to disable the Director Change of Control Provisions of the Employment Agreement entrenched the current Board members and constituted a breach of their fiduciary duties. Accordingly, Politan sought judgment: (i) declaring the Bylaw Amendments unenforceable, (ii) finding that the Director Defendants breached their fiduciary duties, (iii) invalidating the Director Change of Control Provisions in the Employment Agreement, and (iv) enjoining the Company and its Board from impeding Politan’s exercise of rights to nominate directors and propose stockholder actions at Company annual meetings as set forth in the Company’s prior Second Amended and Restated Bylaws.

•	Also on October 21, 2022, Politan filed Amendment No. 2 to its Schedule 13D disclosing its filing of the Complaint.

•

On November 9, 2022, the Director Defendants filed a motion to dismiss Politan’s cause of action alleging breach of fiduciary duties by failing to disable or amend the Director Change of Control Provisions, and to dismiss certain of the relief measures sought by Politan.

•

On November 23, 2022, the Company filed a motion in the Delaware Action to compel (the “Motion to Compel”) Politan to disclose the identity of Politan’s limited partners and other confidential and sensitive evidence, including information regarding the internal workings of the Politan Funds, that would be required to satisfy the Bylaws Amendments if they were valid and if Politan were to propose candidates for election at the 2023 Annual Meeting.

•

Also on November 23 (the day before Thanksgiving), just before 5:00 p.m., the Company served a subpoena on an investment firm, which the Company suspected of being a Politan limited partner (the “Suspected LP Subpoena”). The Suspected LP Subpoena demanded the production of documents and deposition testimony and, including exhibits and attachments, was approximately 250 pages long.

•

On December 1, 2022, the Board approved and adopted the Fourth Amended and Restated Bylaws, which provided that the period for Stockholders to give notice of their intention to nominate directors to stand for election and to submit Stockholder proposals for consideration at the 2023 Annual Meeting will begin on March 24, 2023 and will remain open for one month, closing at 6:00 p.m. local time in Wilmington, Delaware on April 24, 2023. The Board also effected certain modifications to the Fourth Amended and Restated Bylaws that purported to clarify and improve certain of the requirements of the Bylaw Amendments.

•	Also on December 1, 2022, the Company filed a Form 8-K disclosing these amendments to its Fourth Amended and Restated Bylaws.

•

On December 7, 2022, Politan filed a motion for a protective order and to quash the Suspected LP Subpoena. In that motion, Politan argued that the Suspected LP Subpoena sought documents and testimony that was irrelevant to the claims or defenses at issue in the litigation and was intended to subject the firm to harassment, undue burden, and expense solely because the Company believed that firm was a Politan limited partner.

3 Id.

•

On December 13, 2022, Politan filed a motion in the Delaware Action for permission to file an amended Complaint to add allegations regarding the Fourth Amended and Restated Bylaws and to address certain arguments raised in the November 9, 2022 motion to dismiss.

•

On December 20, 2022, the Delaware Court of Chancery denied the Motion to Compel, granted Politan’s motion for a protective order, and granted Politan’s motion to quash the Suspected LP Subpoena, among other rulings.

•

On January 4, 2023, one day before the Company’s counsel conducted the first of three lengthy depositions of Politan’s employees, Eli Kammerman, the Company’s Vice President of Development and Investor Relations, emailed Mr. Koffey and invited him to participate in an investor call with one independent director (Michael Cohen) and two Masimo management team members (Chief Financial Officer Micah Young and General Counsel Tom McClenahan). Following the conclusion of the Company’s depositions of Politan’s employees, Politan’s counsel contacted the Company’s counsel to enter into a confidentiality agreement under which such investor call could occur without it becoming the subject of further litigation. The Company ultimately did not schedule any such investor call with Politan.

•

On January 17, 2023, the Delaware Court of Chancery entered a Status Quo Order which confirmed the parties’ agreements that: (i) the 2023 Annual Meeting would be held on June 26, 2023, and (ii) that the window for Stockholders to give notice of intention to nominate directors and/or submit other proposals would open March 24, 2023, and close at 6:00 p.m. local time in Wilmington, Delaware on April 24, 2023.

•

On January 23, 2023, the Director Defendants filed a new motion to dismiss Politan’s claim challenging the Employment Agreement. The motion to dismiss argued, among other things, that Politan’s claim was time-barred, that Politan lacked standing to assert the claim, and that Politan had failed to state a claim.

•

Also on January 23, 2023, the Company filed another motion in the Delaware Action to compel Politan to disclose evidence about the accuracy of Politan’s communications with and regarding the Company, sources of Politan capital, press communications by Politan and/or its investors, Politan witness backgrounds and relationships, the objective correctness of the Board’s perceptions regarding Politan, and similar information about which Politan had directed its witnesses not to answer at deposition (the “Second Motion to Compel”). Politan opposed the motion. The Delaware Court of Chancery heard argument on the Second Motion to Compel and other issues on February 3, 2023, and questioned the relevance of certain of the evidence sought to be compelled, questioned whether witnesses were prohibited from responding by confidentiality agreements, noted the difficulty of making clear advance rulings on the issues, and reserved decision.

•	On January 25, 2023, the Delaware Court of Chancery granted Politan’s motion to amend the Complaint, among other rulings.

•

On February 3, 2023, the Delaware Court of Chancery denied in part and deferred in part the Company’s partial motion to dismiss Politan’s claim challenging the Employment Agreement. The Court found that it was “reasonably conceivable that the Director Change of Control Provisions and the termination rights it triggers, preclude the board from exercising its statutory and fiduciary duties to manage the corporation in the best interest of the corporation and its stockholders, and thus amounts to abdication, ultra vires, and/or some form of waste.”[4] The Court further examined the DCCP and other problematic provisions of the Employment Agreement and concluded that there was a “lack of clarity of what the purpose of all this would be absent an intent to impact the stockholder franchise for the nomination of directors in connection with an election contest.”[5] The Court found further that the Employment Agreement’s terms are “at least in some ways reminiscent of the type of

[4] Feb. 3, 2023 Hearing Tr. at 180:23-181:6.
5 Id. at 182:14- 17.

extraordinary measures that corporations considered potentially resorting to in the early ‘80’s before the creation and wide-spread adoption of the shareholder rights plan. … I’m not sure that, for a lot of these provisions, and certainly for them together, … there really is a parallel.”[6]

•

On February 6, 2023, the next business day after the Court’s February 3, 2023 ruling, the Board approved and adopted the Fifth Amended and Restated Bylaws, which amendment rescinded the Bylaw Amendments in their entirety and reverted the Bylaws to the terms of the Second Amended and Restated Bylaws, dated as of October 24, 2019, except that the Fifth Amended and Restated Bylaws set the period for Stockholders to give notice of their intention to nominate directors to stand for election and to submit Stockholder proposals for consideration at the 2023 Annual Meeting to begin on March 24, 2023, and close at 6:00 p.m. local time in Wilmington, Delaware on April 24, 2023.

•	Also on February 6, 2023, the Company filed a Form 8-K disclosing these amendments to its Bylaws.

•

At a telephonic status conference held that same morning, the Company’s counsel asked the Court to adjourn the trial scheduled to begin on February 14, 2023 until September 2023. In support of that request, the Company’s counsel noted that the Board had rescinded the Bylaw Amendments and indicated that Mr. Kiani was willing to waive the applicability of the DCCP for the 2023 Annual Meeting if the trial was adjourned. Defendants’ counsel conceded that if the issue of the DCCP’s validity was decided by the Court as a matter of law, the Company was likely to lose.[7]

•

Mr. Kiani’s limited waiver of the DCCP became effective on February 8, 2023. In that limited waiver, Mr. Kiani agreed that the valid election to the Board at the 2023 Annual Meeting of any two individuals nominated by the Stockholders in lieu of two of the Company’s current Board members will not be deemed to constitute a change in control for purposes of the Employment Agreement. As a result, election of one or both of the Politan Nominees will not constitute a change in control under the Employment Agreement at this time.

•	On February 8, 2023, the Delaware Court of Chancery granted Defendants’ request and adjourned the trial in the Delaware Action trial until September 12, 2023.

•

On February 15, 2023, Mr. Koffey reached out to Mr. Kiani and offered to meet for dinner. To facilitate frank discussion, they agreed to keep the content, but not the fact, of their meeting confidential.

•	On March 1, 2023, Mr. Koffey and Mr. Kiani met for dinner in California.

•

On March 3, 2023, Politan filed a motion for leave to file a proposed second amended and supplemented verified complaint (as proposed, granted, amended or supplemented to date, the “Second Amended and Supplemented Complaint”), with Politan now joined by the California State Teachers’ Retirement System (“CalSTRS”) as a co-plaintiff. As set forth in greater detail therein, the proposed Second Amended and Supplemented Complaint alleges in part that the Employment Agreement contains multiple unlawful provisions that improperly strip the Board of its authority, entrench Mr. Kiani and the Board in office, and impede Stockholders’ exercise of their voting rights. Accordingly, the Second Amended and Supplemented Complaint asserts, among other things, that the Employment Agreement is void or voidable, in whole or in part, that the Employment Agreement constitutes waste, and that the Board breached its fiduciary duties by adopting the Employment Agreement and two subsequent amendments thereto and by refusing to take any action in response to Politan’s October 17, 2022 request that the Board disable, waive or amend the DCCP. The Second Amended and Supplemented Complaint further challenges certain aspects of Mr. Kiani’s limited waiver of the DCCP for the 2023 Annual Meeting on the grounds that it

6 Id. at 182:14- 17.
[7] Feb. 6, 2023 Hearing Tr. at 4:18-5:4.

impermissibly strips any non-incumbent directors elected at the 2023 Annual Meeting of certain voting rights held by the incumbent directors.

•

On March 6, 2023, Politan filed Amendment No. 3 to its Schedule 13D disclosing beneficial ownership of 4,713,518 shares of Common Stock, representing approximately 9% of the Company’s then-outstanding Common Stock, and also disclosing the filing of the Second Amended and Supplemented Complaint.

•	On March 13, 2023, Politan filed Amendment No. 4 to its Schedule 13D disclosing its filing of a public version of the Second Amended and Supplemented Complaint.

•	On March 15, 2023, the Delaware Court of Chancery granted Politan’s motion for leave to file the Second Amended and Supplemented Complaint.

•	On March 16, 2023, Politan filed its Second Amended and Supplemented Complaint in the Delaware Action.

•

On March 22, 2023, the independent members of the Board unanimously resolved to appoint H. Michael Cohen as the Lead Independent Director of the Board, to serve in such position until the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), or until his successor is duly elected and qualified, or until his earlier death, resignation or removal from the Board.

•

Also on March 22, 2023, Mr. Kiani further waived his rights pursuant to the Employment Agreement to: (i) treat the appointment of any Lead Independent Director of the Board as “Good Reason” under the Employment Agreement, and (ii) terminate (or deliver any termination notice) or make any claim under the Employment Agreement as a result of the appointment of any Lead Independent Director of the Board.

•

On March 23, 2023, the Company disclosed that on March 22, 2023, the Company and Broadridge Corporate Issuer Solutions, Inc., as rights agent under the Rights Agent, entered into an amendment to the Rights Agreement (the “Rights Agreement Amendment”). The Rights Agreement Amendment accelerated the expiration of the Company’s preferred stock purchase rights (the “Rights”) under the Rights Agreement to 5:00 P.M., New York time, on March 22, 2023, and the Rights Agreement terminated at such time. At the time of the termination of the Rights Agreement, all Rights distributed to Stockholders pursuant to the Rights Agreement expired. The Company further disclosed that the Board approved, and would submit to the Stockholders for their approval, the Declassification Plan.

•

Also on March 23, 2023, the Company announced that the Board intends to expand its size from five to seven members by action of the Board—without any Stockholder vote or other direct input of Stockholders in the selection process—and announced further that the Nominating, Compliance and Corporate Governance Committee of the Board had initiated a search process for two new directors to add to the existing five-member Board. From the Company’s announcement it appears that these two additional directors would not be up for election at the 2023 Annual Meeting.

•

Also on March 23, 2023, Mr. Kiani and Mr. Koffey had a brief conversation by phone during which Mr. Kiani relayed that he felt that the Company’s public announcements were sufficient to address any investor concerns, that Politan could recommend candidates to Julie Shimer, Chair of the Company’s Nominating, Compliance and Corporate Governance Committee, if Politan had ideas on candidates and that the Board would consider them along with other candidates. In addition, Mr. Kiani noted that under no circumstances would the Board interview or even consider adding Mr. Koffey to the Board.

•

On March 27, 2023, the Company filed a Current Report on Form 8-K announcing, among other matters, that on March 22, 2023, the Board had established June 26, 2023 as the date of the 2023 Annual Meeting.

•

From March 27, 2023, to April 5, 2023, counsel for the Politan Parties and counsel for the Company exchanged various letters regarding the Company’s recent governance changes that were disclosed in the Company’s March 23, 2023 8-K.

•

In its letter of March 27, 2023, counsel for the Politan Parties asserted that while “Politan believes that Masimo could benefit from adding qualified and independent directors to the Board—[it] is against expanding the Board in a manner that packs the Board with new members hand-picked by a block of incumbent directors seeking to cement their control”. In this letter, counsel for the Politan Parties suggested that the Company either expand the Board in part, by adding one of the two new seats to the class up for election at the 2023 Annual Meeting, and allowing Stockholders to nominate and vote for candidates to fill that seat or, alternatively, provide for a mechanism where the expansion of the Board would require the approval of at least one director elected at the 2023 Annual Meeting. Politan further noted that it “believes these alternative approaches would allow Masimo to obtain the potential benefits of an expanded Board while protecting the stockholder franchise”.

•

Counsel for the Company, in its letter dated March 31, 2023 to counsel for the Politan Parties, declined to follow either of the proposed approaches, but stated that the Company would “reluctantly” postpone the Board expansion until after the 2023 Annual Meeting and that the Company “intend[s] to include at the 2023 Annual Meeting a proposal for stockholders to vote on the Board expansion previously announced, which would take effect immediately following such meeting”.

•

In response, counsel for the Politan Parties in its letter dated April 5, 2023 addressed to counsel for the Company, requested the Company provide the Politan Parties the proposed language for the Company’s anticipated stockholder resolution authorizing the Board to expand the Board to seven directors, and urged the Company (1) to use a nationally recognized search firm, (2) to not consider any candidates for the expansion who have pre-existing relationships of any kind with the Board or management of the Company, or their respective advisors, (3) to put any new directors added as part of a Board expansion to a stockholder vote, and (4) to wait until the conclusion of the 2023 Annual Meeting before selecting a search firm to identify candidates for the Board expansion so that directors elected at the 2023 Annual Meeting will have the ability to participate in the selection process. As of the date of this Proxy Statement, the Company had not responded.

•	On March 30, 2023, the Director Defendants filed a motion to dismiss the Second Amended and Supplemented Complaint.

•

Early in the month of April, in a show of good faith, Politan’s counsel initiated contact with the Company’s counsel and offered to coordinate the delivery of its Nomination and Proposal Notice so as not to interfere with any public relations strategy the Company may be coordinating around and related to the Company’s ongoing litigation with Apple Inc. This prompted several discussions between counsel for Politan and counsel for the Company regarding the mechanics for delivering a Nomination and Proposal Notice. Politan agreed to the Company’s request that Politan delay delivering its Nomination and Proposal Notice to the last possible day that Politan could while still being in compliance with deadlines under the applicable securities laws. The Company requested that the Notice be delivered on May 1, 2023 and the Company agreed to extend its nominating deadline to May 1, 2023.

•

On April 20, 2023, the Company amended its Bylaws, which extended the deadline for Stockholders to give notice of their intention to nominate directors to stand for election and to submit Stockholder proposals for consideration at the 2023 Annual Meeting from April 24, 2023, to 6:00 p.m. local time in Wilmington, Delaware on May 1, 2023.

•

On April 29, 2023, Politan, through its counsel, submitted to the Company via email, and into escrow the Notice of Stockholder Proposal and Nomination of Candidates for Election to the Board to be Presented at the 2023 Annual Meeting (the “Nomination and Proposal Notice”), nominating Michelle Brennan and Quentin Koffey for election as Class I directors at the 2023 Annual Meeting. Politan’s counsel also asked the Company’s counsel if they had any questions or concerns. The Company’s counsel confirmed receipt of the Nomination and Proposal Notice. The Politan Parties believe that the Politan Nominees will bring much needed skills and expertise in the fields of corporate governance and strategy, finance and industry expertise to bring fresh thinking and strong Stockholder alignment to the Board. For more information about the Politan Nominees, see the section entitled “PROPOSAL ONE—ELECTION OF DIRECTORS”. The Nomination and Proposal Notice also included a proposal to approve the repeal of each provision of, or amendment to, the Company’s Bylaws that the Board adopted without the approval of Stockholders subsequent to February 5, 2023, which is the date of the most recent publicly available amendment and restatement of the Bylaws, and up to and including the date of the 2023 Annual Meeting.

•	At 12:01 a.m. on the morning of May 1, 2023, the Nomination Proposal and Notice was automatically released from escrow per the instructions from Politan’s counsel.

•	Also on May 1, 2023 Politan filed Amendment No. 5 to its Schedule 13D to reflect all of the foregoing material changes.

•	On May 2, 2023, Politan filed its preliminary version of this Proxy Statement with the SEC in connection with the solicitation of proxies from the Stockholders with respect to the 2023 Annual Meeting.

REASONS FOR THE SOLICITATION

Politan invested in the Company in the belief that it could work collaboratively with the Company to help return it to a profitable growth profile and create long-term sustainable value for Stockholders. Politan believed then, and continues to believe, that the Company has great potential. Despite our efforts to engage constructively with the Board and management team regarding our concerns and the opportunities that we believe are available to drive value, the Company has taken measures to entrench the current Board and prevent meaningful change in the policies and practices that can put the Company on a path to maximize value for all Stockholders.

We believe that the Company’s poor corporate governance has been evidenced by the Board vesting virtually unchecked control over the Company in Mr. Kiani, including its approval of Mr. Kiani’s 2015 Employment Agreement and the excessive compensation it provides and poor oversight of the Company’s strategy.

We believe change is clearly and urgently required at the Company. Our nominees will provide new voices in the boardroom who are not burdened by prior Board decisions, and will bring financial, industry-related, and corporate governance experience and expertise, as well as fresh thinking and Stockholder alignment. We believe the Politan Nominees will help instill accountability and drive improved performance and governance.

We believe the Company must immediately refresh the Board with independent, stockholder-minded directors who have fresh perspectives and real credibility with the investment community in order to materially enhance corporate governance and begin earning the trust of Stockholders and the market.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company currently has a classified Board of five (5) directors divided into three (3) classes. The directors in each class are elected for staggered terms such that the term of office of one (1) class of directors expires at each annual meeting of stockholders. The terms of two (2) Class I directors are set to expire at the 2023 Annual Meeting. We are seeking your support at the 2023 Annual Meeting to elect both Politan Nominees, Michelle Brennan and Quentin Koffey, for terms ending at the 2026 Annual Meeting. Your vote to elect the Politan Nominees will have the legal effect of replacing two incumbent directors of the Company with the Politan Nominees. If elected, the Politan Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that may be necessary to enhance stockholder value. However, we believe that the election of the Politan Nominees is an important step in the right direction for enhancing long-term value at the Company. There is no assurance that any incumbent director will serve as a director if the Politan Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees.

This Proxy Statement is soliciting proxies to elect the two Politan Nominees. We have provided the required notice to the Company pursuant to the universal proxy rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

THE POLITAN NOMINEES

The following description sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five (5) years of the Politan Nominees. The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Politan Nominees should serve as directors of the Company are also set forth below. This information has been furnished to us by the Politan Nominees. Each of the Politan Nominees is a citizen of the United States of America.

Michelle Brennan, age 57, has over 30 years of business experience in the healthcare industry, and currently serves on the boards of Cardinal Health, Inc., where she sits on the Audit Committee and the Human Resources & Compensation Committee, and Perosphere Technologies Inc. Before her retirement, Ms. Brennan held various positions of increasing responsibility over 32 years at Johnson & Johnson, a researcher, developer, and manufacturer in the healthcare and consumer packaged goods fields, where she most recently served as Global Value Creation Leader from January 2019 to August 2020. Prior to that role, she served as Company Group Chair of Medical Devices in Europe, the Middle East, and Africa (“EMEA”) from 2015 to December 2018, and from 2007 to 2014 she held various senior management positions including President of Enterprise Standards & Productivity, Worldwide President of Ethicon Energy, Regional President of Ethicon Endo Surgery for EMEA, the Mediterranean and Iberia, and Worldwide Vice President of Business Development & Strategy for Ethicon Endo Surgery. Throughout her time at Johnson & Johnson, Ms. Brennan held significant board roles for the company, including Chair of the Board for Medtech Europe Trade Association. She was also previously a member of the UK’s Office of Life Sciences Council and Chairman of the Council’s Health Technology Partnership Committee.

Ms. Brennan earned a B.S. in Business Administration from the University of Kansas. Ms. Brennan’s experience serving on the board of directors of other public companies (including Cardinal Health, Inc. and Coupa Software Incorporated, where she also served on the Audit Committee), her extensive experience in the global healthcare industry, her general management experience, and her substantial experience in the areas of global operations, corporate strategy, regulatory compliance, manufacturing operations, strategy, finance, and international markets will add significant value to the Board and qualifies her to serve as a member of the Board.

As of the date hereof, Ms. Brennan does not own any securities of the Company and has not entered into any transactions in the securities of the Company during the past two years. The principal business address of Ms. Brennan is 152 West Pine Street, Spearfish, South Dakota 57783.

Quentin Koffey, age 45, is the Managing Partner and Chief Investment Officer of Politan, a top shareholder of the Company. In this role, Mr. Koffey leads efforts to work actively with management teams, boards of directors, and shareholders of portfolio companies on strategic, operational, and corporate governance matters to unlock long-term value for shareholders. Prior to founding Politan, Mr. Koffey was a partner at Senator Investment Group LP, where he created and led its shareholder engagement efforts, and a Portfolio Manager for Strategic Investments at The D.E. Shaw Group, where he started and led the firm’s shareholder engagement strategy. Mr. Koffey also served as a Portfolio Manager at Elliot Management Corporation where he focused on active investments in public and private equity and credit. Over his career, Mr. Koffey has established a track record of working constructively with boards and management teams to enhance shareholder value, including at companies such as Centene Corporation (NYSE: CNC), Lowe’s Companies, Inc. (NYSE: LOW), Louisiana-Pacific Corporation (NYSE: LPX), Bunge Ltd. (NYSE: BG), and Marathon Petroleum Corporation (NYSE: MPC). Mr. Koffey holds a BA from Yale College, a JD from Stanford Law School, and an MBA from Stanford Graduate School of Business.

We believe that Mr. Koffey’s extensive corporate governance, finance, and investment experience qualifies him to serve as a member of the Board.

The principal business address of Mr. Koffey is 106 West 56th street, 10th Floor, New York, New York 10019.

As of the date hereof, Mr. Koffey beneficially owns 4,713,518 shares of Common Stock. For information regarding transactions in securities of the Company during the past two years by Mr. Koffey, please see Schedule I.

Other than as stated herein, there are no arrangements or understandings among the members of Politan or any other person or persons pursuant to which the nomination of the Politan Nominees described herein is to be made, other than the consent by each of the Politan Nominees to be named as a nominee of Politan in any proxy statement relating to the 2023 Annual Meeting and serving as a director of the Company if elected as such at the 2023 Annual Meeting.

Interests in the Solicitation

The Politan Nominees may be deemed to have an interest in their nominations for election to the Board by virtue of the compensation that the Politan Nominees will receive from the Company as a director, if elected to the Board, and as described below. We expect that the Politan Nominees, if elected, will be indemnified for their service as directors of the Company to the same extent indemnification is provided to the current directors of the Company under the Bylaws and the Charter and be covered by the policy of insurance which insures the Company’s directors and officers.

Mr. Koffey could be considered to have an indirect interest in the Nomination Proposal, as described in further detail below. Other than as set forth in this Proxy Statement and in Schedule I (which is incorporated herein by reference), no Participant, or any associate of any Participant, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2023 Annual Meeting.

Mr. Koffey is the Managing Partner and Chief Investment Officer of Politan which serves as the investment advisor to the Politan Funds. Mr. Koffey is also the Managing Member of Politan Management and Politan GP. Through these roles, Mr. Koffey controls the investment and voting decisions of the Politan Funds with respect to any securities held by the Politan Funds, including any interests in Common Stock held by the Politan Funds. Politan GP is entitled to an incentive allocation from Politan Master Fund, which is customary in the investment management industry and is based on a percentage of the increase or decrease in the value of the investment portfolio of the

Politan Funds, of which interests in Common Stock form a part as of the date hereof. Politan is also entitled to a management fee based on a percentage of the total value of the investment portfolio from Politan Offshore and Politan LP. Mr. Koffey is entitled to portions of such payments through his direct or indirect equity interests in the applicable Politan Parties, including limited partnership interests in Politan.

Arrangements between Politan and the Politan Nominees

Politan has entered into an Engagement and Indemnification Agreement with Ms. Brennan, dated as of April 7, 2023 (the “Engagement and Indemnification Agreement”) pursuant to which it has agreed to indemnify Ms. Brennan against claims arising from the solicitation of proxies from the Stockholders in connection with the 2023 Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against the Ms. Brennan in her capacity or service as a director of the Company, if so elected. Pursuant to the Engagement and Indemnification Agreement, Ms. Brennan has agreed to, among other matters, stand as a Politan Nominee for election to the Board at the 2023 Annual Meeting, be named in Politan’s solicitation materials, serve as a director if elected, and coordinate with Politan in connection with any public disclosures or litigation relating to the solicitation. Pursuant to the Engagement and Indemnification Agreement, Ms. Brennan also received a $50,000 payment following its execution, with a further $50,000 payable upon the earlier to occur of (i) Ms. Brennan’s election to the Board by the Stockholders or her appointment to the Board pursuant to an agreement between the Company and Politan, or (ii) Ms. Brennan not being elected as a director of the Company following the conclusion of a proxy solicitation in which Politan nominated (and did not withdraw) her nomination for election to the Board. Politan has agreed to indemnify Ms. Brennan against any losses suffered, incurred or sustained by her in connection with being a member of the slate or the solicitation of proxies in connection therewith. Politan has further agreed to reimburse Ms. Brennan for reasonable, documented, out-of-pocket expenses incurred as a result of Ms. Brennan being a member of the slate, including, without limitation, travel expenses and expenses in connection with legal counsel retained to represent Ms. Brennan in connection with being a member of the slate. Ms. Brennan has also executed a written consent to serve as a director if elected. The foregoing description is qualified in its entirety by reference to the form of Engagement and Indemnification Agreement attached as Exhibit 99.6 to Amendment No. 5 to Schedule 13D filed by Politan with respect to the Company on May 1, 2023.

Mr. Koffey was selected as a Politan Nominee by the Record Stockholder and is indemnified by the Politan Funds and certain of their affiliates against any losses suffered or incurred in connection with his nomination and proxy solicitation.

If elected to the Board, the Politan Nominees will not receive any compensation from the Politan Parties to serve as a director. They will, however, receive whatever compensation the Board has established for non-employee directors of the Company unless and until the Board determines to change such compensation.

Compensation of the Company’s Directors

As disclosed in the Company’s proxy statement, filed with the SEC on April 5, 2022, non-employee directors of the Company were compensated for the fiscal year ended January 1, 2022 as follows: each Board member receives a cash retainer of $70,000; the Audit Committee chairperson receives a cash retainer of $25,000, and each other member of such committee receives a cash retainer of $12,500; the Compensation Committee chairperson receives a cash retainer of $20,000, and each other member of such committee receives a cash retainer of $10,000; the Nominating, Compliance and Corporate Governance Committee chairperson receives a cash retainer of $15,000, and each other member of such committee receives a cash retainer of $5,000. In addition, each non-employee director is granted an award of restricted share units with respect to shares of Common Stock having a grant date fair value of $200,000, rounded down to the nearest whole share, which will vest on the earlier of the first anniversary of the grant date or the date of the next annual meeting of Stockholders. Restricted share unit awards granted to nonemployee directors also vest in full in the event of a change in control of the Company. The Politan Parties expect that the Politan Nominees, if elected, may receive director compensation in the same amount as all other non-employee directors of the Company.

The Politan Parties believe that the Company maintains, at its expense, a policy of insurance which insures its directors and officers.

The Bylaws also contain provisions that, among other matters, provide for the indemnification of officers and directors to the fullest extent permitted by Delaware law. The Politan Parties expect that the Politan Nominees, if elected, will be indemnified in connection with his or her service as a director of the Company to the same extent as the current directors of the Company under the Bylaws and will be covered by the policy of insurance which insures the Company’s directors and officers.

The share ownership level of each current non-employee director is expected to be set forth in the Company’s proxy statement for the 2023 Annual Meeting.

None of the Politan Nominees or any of their respective associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company that is required to be disclosed under, or is subject to any arrangement described in Item 402 of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”).

Neither of the Politan Nominees has any position or office with the Company, and no occupation or employment in which the Politan Nominees have been involved, during the past five years, was carried on with the Company or any company or organization that is a parent, subsidiary or other affiliate of the Company, and neither of the Politan Nominees has ever served on the Board.

The Politan Parties believe that each of the Politan Nominees, if elected as a director of the Company, would be an “independent director” within the meaning of applicable Nasdaq listing standards applicable to board composition, including Rule 5605(a)(2), and Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, the Politan Parties acknowledge that no director of a Nasdaq listed company qualifies as “independent” under the Nasdaq listing standards unless the board of directors of such company affirmatively determines that such director is independent under such standards. Accordingly, the Politan Parties acknowledge that if any Politan Nominee is elected, the determination of such Politan Nominee’s independence under the Nasdaq listing standards ultimately rests with the judgment and discretion of the Board. If elected, we believe that each Politan Nominee would qualify as an independent member of the Company’s Compensation Committee, Nominating, Compliance and Corporate Governance Committee and Audit Committee under each such committee’s applicable independence standards. In addition, each Politan Nominee understands that, if elected as a director of the Company, such Politan Nominee would have an obligation to act in the best interests of the Company and the Stockholders in accordance with his or her duties as a director.

Except as set forth in this Proxy Statement (including Annex A and the Schedules hereto), (i) no Politan Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, and (ii) with respect to each of the Politan Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

The information herein regarding each Politan Nominee has been furnished to us by such Politan Nominee.

We do not expect that the Politan Nominees will be unable to stand for election, but, in the event any Politan Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying a Politan Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the shares of Common Stock represented by the enclosed BLUE universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the 2023 Annual Meeting.

The Politan Parties and Masimo will each be using a universal proxy card for voting on the election of directors at the 2023 Annual Meeting, which will include the names of all nominees for election to the Board. Each of the Politan Nominees has consented to being named as a nominee for election as a director of the Company in any proxy statement relating to the 2023 Annual Meeting. Stockholders will have the ability to vote for up to two nominees on the Politan Parties’ enclosed BLUE universal proxy card. There is no need to use the Company’s WHITE proxy card or voting instruction form, regardless of how you wish to vote.

STOCKHOLDERS ARE PERMITTED TO VOTE FOR LESS THAN TWO NOMINEES OR FOR ANY COMBINATION OF UP TO TWO OF THE POLITAN NOMINEES AND THE COMPANY’S NOMINEES ON THE BLUE UNIVERSAL PROXY CARD. IMPORTANTLY, IF YOU MARK MORE THAN TWO “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE POLITAN NOMINEES ON THE ENCLOSED BLUE UNIVERSAL PROXY CARD.

PROPOSAL TWO

BYLAW PROPOSAL

The Stockholders are being asked to adopt the Bylaw Proposal resolution which would repeal any provision of, or amendment to, the Bylaws that the Board has adopted after April 20, 2023, which is the date of the most recent publicly available amendment to the Bylaws, and up to and including the date of the 2023 Annual Meeting. Pursuant to Article Seventh of the Charter and Article XII of the Bylaws, the Stockholders may amend and repeal the Bylaws or adopt new Bylaws by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of the Company entitled to vote generally in the election of directors, voting together in a single class. The Politan Parties, at the time of submission of this Bylaw Proposal, are not aware of any specific amendments to the Bylaws that would be repealed by the adoption of the Bylaw Proposal.

The Politan Parties believe that in order to ensure that the will of the Stockholders with respect to this proxy solicitation is upheld, no effect should be given to any provision of, or amendment to, the Bylaws unilaterally adopted by the Board after the date of the most recent publicly disclosed Bylaws, which is April 20, 2023.

The Stockholders are therefore being asked to adopt a resolution that would repeal any provision of the Bylaws or amendment to the Bylaws that the Board adopted or adopts without the approval of the Stockholders after April 20, 2023, and up to, and including, the date of the 2023 Annual Meeting, including, without limitation, any amendments that the Board has adopted without public disclosure, or that the Board might adopt in an effort to: impede the effectiveness of the Record Stockholder’s nomination of the Politan Nominees, negatively impact the Politan Parties’ ability to solicit and/or obtain proxies from Stockholders, contravene the will of the Stockholders expressed in those proxies, or modify the Company’s corporate governance regime.

Accordingly, we urge Stockholders to approve the following resolution:

“RESOLVED, that each provision of, or amendment to, the Bylaws adopted by the Board without the approval of the stockholders of the Company subsequent to April 20, 2023 (the date of the most recent publicly disclosed Bylaws) and up to and including the date of this meeting of stockholders at which this resolution is being proposed, be, and hereby is, repealed, effective as of the time this resolution is approved by the Company’s stockholders.”

The Bylaw Proposal is binding on the Company. Adoption of the Bylaw Proposal requires the affirmative vote of at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of the Company entitled to vote generally in the election of directors, voting together in a single class.

WE STRONGLY URGE YOU TO VOTE “FOR” THE APPROVAL OF THE BYLAW PROPOSAL ON THE ENCLOSED BLUE UNIVERSAL PROXY CARD.

PROPOSAL THREE

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As we expect will be discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has retained Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023, and the Board will request that Stockholders ratify such selection. Additional information regarding this proposal is contained in the Company’s proxy statement.

WE RECOMMEND A VOTE “FOR” THIS PROPOSAL.

PROPOSAL FOUR

ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

We expect that the Company in its proxy statement will provide Stockholders with the opportunity to approve or not approve, on an advisory basis, the compensation of the Company’s named executive officers (“NEOs”) for the fiscal year ending December 31, 2022. As we anticipate will be discussed further in the Company’s proxy statement, this advisory vote on executive compensation will be merely advisory and will not be binding upon the Company, the Board or the Compensation Committee, although we expect the Board and the Compensation Committee will consider the outcome of the vote when making future executive compensation decisions.

We anticipate that the Board will be asking Stockholders to approve the following resolution:

“RESOLVED, that the stockholders of Masimo Corporation approve, on an advisory basis, our named executive officer compensation for fiscal 2022, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, in this Proxy Statement.”

Because that disclosure is not yet available, we are not making any recommendation on this proposal at this time. Additional information regarding this proposal is expected to be contained in the Company’s proxy statement, and we encourage all Stockholders to review the Company’s proxy disclosures in the Company’s proxy statement in detail when it becomes available.

AT THIS TIME, WE ARE NOT MAKING ANY RECOMMENDATION ON THIS PROPOSAL. ONCE THE APPLICABLE DISCLOSURE BECOMES AVAILABLE FROM THE COMPANY, WE WILL DETERMINE HOW TO VOTE OUR POLITAN GROUP SHARES ON THIS PROPOSAL, AND WE WILL ANNOUNCE AT THAT TIME WHETHER WE MAKE A RECOMMENDATION.

PROPOSAL FIVE

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY RESOLUTIONS TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

As we anticipate will be discussed in further detail in the Company’s proxy statement, the Company should provide Stockholders with the opportunity to indicate their preference regarding how frequently the Company should solicit a non-binding advisory resolution to approve the compensation of its NEOs. Accordingly, we anticipate that the Company will be asking Stockholders to indicate whether they would prefer an advisory resolution every year, every other year or every three years or to abstain from voting.

Additional information regarding this proposal is expected to be contained in the Company’s proxy statement, and we encourage all Stockholders to review the Company’s proxy disclosures in the Company’s proxy statement in detail when it becomes available.

WE STRONGLY URGE A VOTE, ON THE ENCLOSED BLUE UNIVERSAL PROXY CARD, FOR A FREQUENCY PERIOD OF “EVERY YEAR” (AN ANNUAL VOTE) FOR FUTURE ADVISORY RESOLUTIONS TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL SIX

DECLASSIFICATION PLAN

As we anticipate will be discussed in further detail in the Company’s proxy statement, the Company will be asking Stockholders to approve the Declassification Plan.

The Company intends to phase-in the declassification of the Board over four years, whereby all members of the Board that are elected after 2023 Annual Meeting will be elected for annual terms.

We believe that holding directors accountable is of paramount importance and that the election of directors is the most powerful way that stockholders hold directors accountable. It is our belief that the classification of the Board is not in the best interests of the Company and its Stockholders because it reduces accountability and is an unnecessary anti-takeover device. We believe that such annual accountability would serve to keep directors closely focused on the performance of top executives and on maximizing Stockholder value.

We also believe that a classified board protects the incumbency of the Board and current management, which in turn limits accountability to Stockholders. We believe that the Company’s corporate governance procedures and practices, and the level of accountability they impose on the Board and management, influence the financial performance of the Company.

We also recognize that, if the Board was declassified, Stockholders would have the ability to replace the entire membership of the Board at one annual meeting, making it easier for a third party to acquire control of the Company without the approval of the Board.

We believe that the benefits of eliminating the classified structure of the Board far outweigh the risks discussed above.

The Company has historically protected the classified nature of the Board by requiring a supermajority vote of the stockholders to repeal it. Accordingly, the approval and adoption of the Declassification Plan will require the affirmative vote from the holders of at least 75% of the voting power of all of the then-outstanding shares of the Company entitled to vote generally in the election of directors, voting together in a single class, and abstentions will have the same effect as a vote against this proposal. Broker discretionary voting will not be permitted with regards to this proposal, and broker non-votes will be treated as votes against this proposal.

Details regarding the Declassification Plan have not yet been disclosed by the Company. Additional information regarding this proposal is expected to be contained in the Company’s proxy statement, and we encourage all Stockholders to review the Company’s proxy disclosures in the Company’s proxy statement in detail when it becomes available.

AT THIS TIME, WE ARE NOT MAKING ANY RECOMMENDATION ON THIS PROPOSAL APPROVING THE DECLASSIFICATION PLAN. ONCE THE APPLICABLE DISCLOSURE BECOMES AVAILABLE FROM THE COMPANY, WE WILL DETERMINE HOW TO VOTE OUR POLITAN GROUP SHARES ON THIS PROPOSAL, AND WE WILL ANNOUNCE AT THAT TIME WHETHER WE MAKE A RECOMMENDATION.

PROPOSAL SEVEN

ADVISORY VOTE ON BOARD INCREASE PROPOSAL

As we anticipate will be discussed in further detail in the Company’s proxy statement, the Board, in accordance with the Charter and by resolution adopted by the Board, has fixed or will fix the number of directors at seven effective immediately following the 2023 Annual Meeting, and will provide Stockholders with the opportunity to approve or not approve, on an advisory basis, such an increase in the size of the Board from five to seven directors.

The Company initially announced on March 23, 2023, that the Board intends to expand its size from five to seven members by action of the Board without any Stockholder vote or other direct input of Stockholders in the director selection process.

In a letter to Company’s counsel dated March 27, 2023, counsel for the Politan Parties proposed that the Board amend its plans for the Board expansion to include features that would give Stockholders at the upcoming annual meeting a greater voice in such expansion. In this letter, counsel for the Politan Parties suggested that the Company either expand the Board in part, by adding one of the two new seats to the class up for election at the 2023 Annual Meeting, and allowing Stockholders to nominate and vote for candidates to fill that seat or, alternatively, provide for a mechanism where the expansion of the Board would require the approval of at least one director elected at the 2023 Annual Meeting. Politan further noted that it “believes these alternative approaches would allow Masimo to obtain the potential benefits of an expanded Board while protecting the stockholder franchise”. In a letter to counsel for the Politan Parties dated March 31, 2023, counsel for the Company stated that the Company would “reluctantly postpone” the Board expansion until after the 2023 Annual Meeting and that the Company “intend[s] to include at the 2023 Annual Meeting a proposal for stockholders to vote on the Board expansion previously announced, which would take effect immediately following such meeting”.

However, the Company declined to follow the Politan Parties’ suggestion that the Company provide Stockholders the ability to either fill the new seats on the expanded Board or provide for a mechanism whereby approval of the additional directors would require the approval of at least one director elected at the 2023 Annual Meeting. Either approach would allow the Company to obtain the potential benefits of an expanded Board while protecting the stockholder franchise.

We expect that, in accordance with the Charter, directorships to be newly created as a result of the Board expansion will be filled by a majority vote of the directors in office following the 2023 Annual Meeting. While we believe that the Company could benefit from adding qualified and independent directors to the Board, we disagree with an approach to Board expansion that does not provide Stockholders voting at the 2023 Annual Meeting a say in the identity of the new directors, and we are against expanding the Board in a manner that packs the Board with new members hand-picked by a block of incumbent directors seeking to cement their control.

Details regarding the Board Increase Proposal have not yet been disclosed by the Company. Additional information regarding this proposal is expected to be contained in the Company’s proxy statement, and we encourage all Stockholders to review the Company’s proxy disclosures in the Company’s proxy statement in detail when it becomes available.

AT THIS TIME, WE ARE NOT MAKING ANY RECOMMENDATION ON THE BOARD INCREASE PROPOSAL. ONCE THE APPLICABLE DISCLOSURE BECOMES AVAILABLE FROM THE COMPANY, WE WILL DETERMINE HOW TO VOTE OUR POLITAN GROUP SHARES ON THIS PROPOSAL, AND WE WILL ANNOUNCE AT THAT TIME WHETHER WE MAKE A RECOMMENDATION.

NO APPRAISAL OR DISSENTER’S RIGHTS

Stockholders will not have rights of appraisal or similar dissenter’s rights with respect to any matters identified in this Proxy Statement to be acted upon at the 2023 Annual Meeting.

VOTING AND PROXY PROCEDURES

Only Stockholders of record on the Record Date will be entitled to notice of and to vote at the 2023 Annual Meeting. Each share of Common Stock is entitled to one vote. Stockholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the 2023 Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the 2023 Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed BLUE universal proxy cards will be voted at the 2023 Annual Meeting as marked and, in the absence of specific instructions, will be voted (1) “FOR” the election of the Politan Nominees to the Board, (2) “FOR” the approval the Bylaw Proposal, (3) “FOR” the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year, (4) [“FOR”/“AGAINST”/“ABSTAIN”] on the approval of named executive officer compensation, (5) “FOR” a frequency period of “every year” (an annual vote) for future advisory resolutions to approve named executive officer compensation, (6) [“FOR”/“AGAINST”/“ABSTAIN”] on the approval of the Declassification Plan, (7) [“FOR”/“AGAINST”/“ABSTAIN”] on the Board Increase Proposal, and (8) in the proxy holder’s discretion as to other matters that the Politan Parties do not know, a reasonable time before the solicitation, are to be presented at the 2023 Annual Meeting. Once the applicable disclosure on the proposals relating to the approval of named executive officer compensation and the Declassification Plan has been provided by the Company, we will determine how to vote on these proposals.

The Politan Parties and Masimo will each be using a universal proxy card for voting on the election of directors at the 2023 Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to two nominees on the Politan Parties’ enclosed BLUE universal proxy card. There is no need to use the Company’s WHITE proxy card or voting instruction form, regardless of how you wish to vote.

The Company has a classified Board, which is currently divided into three classes. The terms of two Class I directors expire at the 2023 Annual Meeting. Through the attached Proxy Statement and enclosed BLUE universal proxy card, we are soliciting proxies to elect the two Politan Nominees.

Stockholders are permitted to vote for less than two nominees or for any combination (up to two total) of the Politan Nominees and the Company’s nominees on the BLUE universal proxy card. We believe the best opportunity for both of the Politan Nominees to be elected is by voting on the BLUE universal proxy card. The Politan Parties therefore urge Stockholders using our BLUE universal proxy card to vote “FOR” both of the Politan Nominees.

IMPORTANTLY, IF YOU MARK MORE THAN TWO “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

Quorum; Abstentions and Broker Non-Votes; No Discretionary Voting

A quorum of Stockholders is necessary to hold a valid meeting. We expect that according to the Company’s proxy statement, a quorum will be present if at least a majority of the outstanding shares of Common Stock are represented by votes at the 2023 Annual Meeting or by proxy. At the close of business on the Record Date, there were [•] shares of Common Stock outstanding. Thus, a total of [•] shares are entitled to vote at the 2023 Annual Meeting and holders of Common Stock representing at least [•] votes must be represented at the 2023 Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote at the 2023 Annual Meeting. If there is no quorum, we expect that the chairman of the meeting or the Stockholders holding a majority of the shares present at the 2023 Annual Meeting will adjourn the 2023 Annual Meeting to another date.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions. A broker’s inability to vote with respect to the non-discretionary matters for which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote.” Brokers do not have discretionary authority to vote on any of the proposals at the 2023 Annual Meeting. As a result, if you hold your shares in street name and you do not instruct your broker, bank or other such holder how to vote your shares, no votes will be cast on your behalf on the proposals. We expect that according to the Company’s proxy statement, abstentions and broker non-votes will be counted towards the quorum requirement.

We encourage you to vote promptly, even if you plan on attending the 2023 Annual Meeting.

Votes Required for Approval

What vote is required to elect the Politan Nominees?

According to the Bylaws, in a contested election such as this one, directors shall be elected by the vote of a plurality of the votes cast at any meeting for the election of directors at which a quorum is present (meaning that, assuming that the Board remains the same size as it is currently, the two director nominees who receive the highest number of shares voted “FOR” their election by the Stockholders will be elected to the Board). Votes withheld and broker non-votes are not votes cast and will result in the applicable nominees receiving fewer “FOR” votes for purposes of determining the two director nominees receiving the most votes. A properly executed proxy marked to “WITHHOLD” a vote with respect to the election of any or all director nominees will be counted for purposes of determining whether there is a quorum, but will not be considered to have been voted for or against such nominee. Therefore, a proxy marked “WITHHOLD” with respect to a specific nominee will result in such nominee receiving fewer “FOR” votes.

How many shares of Common Stock must be voted in favor of the other proposals described in this Proxy Statement?

The approval of the Bylaw Proposal and the Declassification Plan will each require the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors. You may vote “FOR” or “AGAINST” or you may abstain on these proposals.

As we anticipate will be discussed in further detail in the Company’s proxy statement, the approval of Proposal No. 3—Ratification of Auditors, Proposal No. 4—Advisory Vote to Approve the Compensation of Named Executive Officers, and Proposal No. 7—the Board Increase Proposal, is expected to require the affirmative vote of the holders of a majority of the shares present or represented by proxy and voting at the 2023 Annual Meeting, and the approval of Proposal No. 5—Advisory Vote on Frequency of Future Advisory Resolutions to Approve Named Executive Officer Compensation, is expected to require the affirmative vote of a plurality of the shares present or represented by proxy and voting at the 2023 Annual Meeting.

If other matters are properly brought before the 2023 Annual Meeting, the vote required will be determined in accordance with applicable law, the listing standards and rules of Nasdaq, the Charter and the Bylaws, as applicable.

It is anticipated that abstentions will be counted as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast. Therefore, abstentions are anticipated to have no effect on Proposal No. 2—the Bylaw Proposal; Proposal No. 3—Ratification of Auditors; Proposal No. 4—Advisory Vote to Approve the Compensation of Named Executive Officers; Proposal No. 5—Advisory Vote on Frequency of Future Advisory Resolutions to Approve Named Executive

Officer Compensation; Proposal No. 6—the Declassification Plan; and Proposal No. 7—the Board Increase Proposal.

What should I do in order to vote for the Politan Nominees?

If your shares of Common Stock are held of record in your own name, please authorize a proxy to vote by marking, signing, dating and returning the enclosed BLUE proxy card in the postage-paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your BLUE proxy card).

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other institution or nominee to ensure that a BLUE proxy card is submitted on your behalf. Please follow the instructions to authorize a proxy to vote provided on the enclosed BLUE proxy card. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included on the enclosed BLUE proxy card.

YOUR VOTE IS VERY IMPORTANT. If you do not plan to attend the 2023 Annual Meeting, we encourage you to read this Proxy Statement and date, sign and return your completed BLUE proxy card prior to the 2023 Annual Meeting so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the 2023 Annual Meeting in June, we recommend that you authorize a proxy to vote your shares of Common Stock in advance as described above to ensure that your vote will be counted if you later decide not to attend the 2023 Annual Meeting.

If you sign and submit your BLUE universal proxy card without specifying how you would like your shares voted, your shares will be voted as specified above and in accordance with the discretion of the persons named on the BLUE universal proxy card with respect to any other matters that may be voted upon at the 2023 Annual Meeting.

Revocation of Proxies

Stockholders may revoke their proxies at any time prior to exercise by attending the 2023 Annual Meeting and voting in person (although attendance at the 2023 Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a written notice of revocation, or by signing and delivering a subsequently dated proxy which is properly completed. The latest dated proxy is the only one that will be counted. The revocation may be delivered either to Politan in care of D.F. King at the address set forth on the back cover of this Proxy Statement or to the Company at 52 Discovery, Irvine, California 92618, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, Politan requests that either the original or photostatic copies of all revocations be mailed to Politan in care of D.F. King at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date. Additionally, D.F. King may use this information to contact Stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Politan Nominees.

IF YOU WISH TO VOTE FOR THE POLITAN NOMINEES, PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Participants. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements. Solicitations may be made by certain of the respective directors, officers, members and employees of Politan, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Politan Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees.

Politan has retained D.F. King to provide solicitation and advisory services in connection with the 2023 Annual Meeting. Compensation terms of this engagement of the Proxy Solicitor include $100,000 upon execution of the agreement, $125,000 upon Politan’s mailing of a definitive proxy statement to the Stockholders, and $125,000 upon the occurrence of the 2023 Annual Meeting. D.F. King also is entitled to reimbursement of reasonable expenses incurred in connection with its delivery of services to Politan in connection with the solicitation. The terms of the engagement provide further that Politan may, in its discretion, agree to pay an additional success fee to D.F. King in an amount to be determined by Politan. Politan agreed to indemnify D.F. King against certain liabilities and expenses that it may incur in connection with delivery of services to Politan in connection with the solicitation. As of the date hereof, the cost of retaining D.F. King is $100,000, and as set forth above, the total anticipated cost thereof is not yet determinable.

Politan has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Politan will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that D.F. King will employ approximately 25 persons to solicit Stockholders for the 2023 Annual Meeting.

The entire expense of soliciting proxies is being borne by Politan. Costs of this solicitation of proxies are currently estimated to be approximately $4,000,000. Politan estimates that through the date hereof, its expenses in connection with this solicitation are approximately $1,000,000. The amounts set forth in the previous sentence do not include legal fees and other costs incurred by the Politan Parties in connection with the Court of Chancery Litigation (defined below). Politan intends to seek reimbursement from the Company of all costs incurred by the Politan Parties in connection with the Court of Chancery Litigation and for expenses the Politan Parties incur in connection with the solicitation of proxies for the election of the Politan Nominees to the Board at the 2023 Annual Meeting. The Politan Parties do not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

As described herein, the Participants in the proxy solicitation are comprised of the Politan Parties and Michelle Brennan.

The principal business address of each of the Participants other than Ms. Brennan is 106 West 56th street, 10th Floor, New York, New York 10019. The principal business address of Ms. Brennan is 152 West Pine Street, Spearfish, South Dakota 57783.

The principal business of Politan is to serve as investment advisor to certain affiliated funds, including the Politan Funds. The principal business of Politan Management is to serve as the general partner of Politan. The principal business of Politan GP is to serve as the general partner of certain affiliated funds, including the Politan Funds. The principal occupation of Mr. Koffey is to serve as the Managing Partner and Chief Investment Officer of Politan and the Managing Member of Politan Management and Politan GP. The principal business of the Record Stockholder is to invest in securities and serve as record holder of shares of companies in which the Politan Funds may invest. The principal business of each of the Politan Funds and of Politan Ltd. is to invest in securities. The principal occupation of each of Matthew Hall and Aaron Kapito is to serve as an investment analyst of Politan.

Politan, as the investment adviser to the Politan Funds, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Politan Group Shares and, therefore, Politan may be deemed to be the beneficial owner of all of the Politan Group Shares. Of the Politan Group Shares beneficially owned by the Politan Funds, 1,000 shares of Common Stock are held by the Record Stockholder in record name.8 The Politan Group Shares collectively represent approximately 9.0% of the outstanding shares of Common Stock based on 52,601,943 shares of Common Stock outstanding as of January 28, 2023, as reported in Masimo’s Annual Report on Form 10-K filed on March 1, 2023. As the general partner of Politan, Politan Management may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the Politan Group Shares and, therefore, Politan Management may be deemed to be the beneficial owner of all of the Politan Group Shares. As the general partner of certain of the Politan Funds, Politan GP may be deemed to have the shared power to vote or to direct the vote of (and the shared power to dispose or direct the disposition of) all of the Politan Group Shares, and, therefore, Politan GP may be deemed to be the beneficial owner of all of the Politan Group Shares. By virtue of Mr. Koffey’s position as the Managing Partner and Chief Investment Officer of Politan and as the Managing Member of Politan Management and Politan GP, Mr. Koffey may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the Politan Group Shares and, therefore, Mr. Koffey may be deemed to be the beneficial owner of all of the Politan Group Shares.

Except as otherwise indicated in this Proxy Statement, the securities of the Company directly or indirectly owned by each of the Participants were purchased with the capital of the Politan Funds.

Except as set forth in this Proxy Statement (including Annex A and the Schedules hereto), (i) during the past ten (10) years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit,

[8] The Record Stockholder acquired its 1,000 shares of Common Stock via a DRS securities transfer on August 19, 2022.

division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the 2023 Annual Meeting.

Legal Proceedings

Other than the Delaware Action, which is described in the “Background of the Solicitation” section above, to the Politan Parties’ knowledge, there are no material legal proceedings to which any Participant, the Politan Parties, the Politan Nominees or any of their respective associates are a party adverse to the Company or any of its subsidiaries, or any material legal proceedings in which any of the Participants, the Politan Parties, the Politan Nominees or any of their respective associates have a material interest adverse to the Company or any of its subsidiaries.

STOCKHOLDER NOMINATIONS AND PROXY ACCESS

We expect that the Company’s proxy statement will provide that proposals of Stockholders intended to be presented at the 2024 Annual Meeting outside the processes of Rule 14a-8 or “proxy access” (i.e., the procedures for placing a stockholder’s proposal or director nominee in Masimo’s proxy materials) must be received by the Company by the close of business no earlier than [•], 2024, and no later than [•], 2024, unless the date of the 2024 Annual Meeting is more than 30 days before or after the one year anniversary of the date of the 2023 Annual Meeting, in which case such proposals must be received by the Company’s Corporate Secretary no later than the close of business on the later of (i) the 90th day before the 2024 Annual Meeting, or (ii) the 10th day following the day on which the Company first publicly announces the date of the 2024 Annual Meeting.

We expect that the Company’s proxy statement will provide that, to be timely, proposals of Stockholders or director nominations submitted to Masimo for consideration at the 2024 Annual Meeting pursuant to “proxy access” must be received by the Corporate Secretary no earlier than [•] and no later than [•], unless the date of the 2024 Annual Meeting is more than 30 days before or after the one year anniversary of the date of the 2023 Annual Meeting, in which case such proxy access notice must be received by the later of (i) 180 days prior to the 2024 Annual Meeting, or (ii) the 10th day following the date that the 2024 Annual Meeting is first publicly announced or disclosed.

We expect that the Company’s proxy statement will provide that, pursuant to Rule 14a-8 of the Exchange Act, the Company must receive stockholder proposals submitted pursuant to such Rule, in writing by [•], to consider them for inclusion in the Company’s proxy materials for the 2024 Annual Meeting. However, if the date of the 2024 Annual Meeting has been changed by more than 30 days from the one year anniversary of the date of the 2023 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

In addition, to comply with the universal proxy rules, Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide the requisite written notice to the Company in accordance with Rule 14a-19 of the Exchange Act.

The information set forth above regarding the procedures for submitting Stockholder proposals for consideration at the 2024 Annual Meeting will be based on information contained in the Company’s proxy statement and the Bylaws. Stockholders should refer to the Company’s proxy statement (when it becomes available) and its other public filings in order to review this disclosure. The inclusion of this information in this Proxy Statement should not be construed as an admission by the Politan Parties that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

We are unaware of any other matters to be considered at the 2023 Annual Meeting. However, should other matters, which the Politan Parties are not aware of a reasonable time before this solicitation, be brought before the 2023 Annual Meeting, the persons named as proxies on the enclosed BLUE universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple Stockholders in your household. We will promptly deliver a separate copy of the document to you if you contact our proxy solicitor, D.F. King, at the following address or phone number: 48 Wall Street, New York, New York 10005 or call toll free at (866) 620-9554. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address or phone number.

Please refer to the Company’s proxy statement (when it becomes available) and annual report for certain information and disclosure required by applicable law. Schedule II contains for information regarding persons who beneficially own more than 5% of the shares and the ownership of the shares by the directors and management of the Company.

This Proxy Statement is dated [•], 2023. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to Stockholders shall not create any implication to the contrary.

You are advised to read this Proxy Statement and other relevant documents when they become available because they will contain important information. You may obtain a free copy of this Proxy Statement and other relevant documents that we file with the SEC at the SEC’s website at www.sec.gov or by calling D.F. King at the address and phone number indicated above.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES OF COMMON STOCK YOU OWN. WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY TO VOTE “FOR” MICHELLE BRENNAN AND QUENTIN KOFFEY TO BE ELECTED TO SERVE AS CLASS I MEMBERS OF THE BOARD UNTIL THE 2026 ANNUAL MEETING OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED AND “FOR” THE BYLAW PROPOSAL.

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE 2023 ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES OF THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, INFORMATION ON HOW TO ATTEND THE 2023 ANNUAL MEETING AND VOTE IN PERSON, AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS

DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

Politan Capital Management LP
[•], 2023

Annex A

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION

The Politan Parties and Michelle Brennan may be deemed “participants” under SEC rules in this solicitation. Information regarding the participants in the solicitation is set forth below.

Except as described in the Proxy Statement, no Participant in this solicitation beneficially owns any securities of the Company or has any personal ownership interest, direct or indirect, in any securities of the Company. Set forth in this Annex A are transactions in the Company’s securities effected by the participants in this solicitation within the past two years. The source of funding for these transactions was derived from the respective capital of the Politan Funds. The Politan Group Shares (other than the Common Stock held by the Record Stockholder) which the Politan Funds hold in “street name” may be held in brokerage custodian accounts which, from time to time in the ordinary course, may utilize margin borrowing in connection with purchasing, borrowing or holding of securities, and such shares of Common Stock may thereby have been, or in the future may become, subject to the terms and conditions of such margin debt and terms, together with all other securities held therein. Except as described herein, as of the date hereof, no part of the purchase price or market value of any securities of the Company described in Annex A are represented by funds that were borrowed or otherwise obtained for the purpose of acquiring or holding such securities by any participant.

PERSONS MAKING THE SOLICITATION AND OTHER PARTICIPANTS:

The name, principal business address and the principal occupation or employment of the Politan Parties and the other participants in this solicitation is set forth below.

POLITAN

Politan is a Delaware limited partnership whose principal business address is 106 West 56th Street, 10th Floor, New York, New York 10019. The principal business of Politan is to serve as investment advisor to certain affiliated funds, including the Politan Funds.

POLITAN MANAGEMENT

Politan Management is a Delaware limited liability company whose principal business address is 106 West 56th Street, 10th Floor, New York, New York 10019. The principal business of Politan Management is to serve as the general partner of Politan.

POLITAN GP

Politan GP is a Delaware limited liability company whose principal business address is 106 West 56th Street, 10th Floor, New York, New York 10019. The principal business of Politan GP is to serve as the general partner of certain affiliated funds, including the Politan Funds.

QUENTIN KOFFEY

Quentin Koffey’s principal business address is 106 West 56th Street, 10th Floor, New York, New York 10019. Mr. Koffey is a United States citizen. The principal occupation of Mr. Koffey is to serve as the Managing Partner and Chief Investment Officer of Politan and the Managing Member of Politan Management and Politan GP.

RECORD STOCKHOLDER

The Record Stockholder is a New York limited liability company whose principal business address is 106 West 56th Street, 10th Floor, New York, New York 10019. The principal business of the Record Stockholder is to invest in securities and serve as the record holder of shares of companies in which the Politan Funds may invest.

A-1

POLITAN LTD.

Politan Ltd. is an exempted company under the laws of the Cayman Islands, whose principal business address is 106 West 56th Street, 10th Floor, New York, New York 10019. The principal business of Politan Ltd. is to invest in securities.

POLITAN MASTER FUND

Politan Master Fund is an exempted limited partnership organized under the laws of the Cayman Islands, whose principal business address is 106 West 56th Street, 10th Floor, New York, New York 10019. The principal business of Politan Master Fund is to invest in securities.

POLITAN LP

Politan LP is Delaware limited partnership, whose principal business address is 106 West 56th Street, 10th Floor, New York, New York 10019. The principal business of Politan LP is to invest in securities.

POLITAN OFFSHORE

Politan Offshore is an exempted company organized under the laws of the Cayman Islands, whose principal business address is 106 West 56th Street, 10th Floor, New York, New York 10019. The principal business of Politan Offshore is to invest in securities.

AARON KAPITO

Aaron Kapito’s principal business address is 106 West 56th Street, 10th Floor, New York, New York 10019. Mr. Kapito is a United States citizen. The principal occupation of Mr. Kapito is to serve as an investment analyst of Politan.

MATTHEW HALL

Matthew Hall’s principal business address is 106 West 56th Street, 10th Floor, New York, New York 10019. Mr. Hall is a Canadian citizen and permanent United States resident. The principal occupation of Mr. Hall is to serve as an investment analyst of Politan.

MICHELLE BRENNAN

Michelle Brennan’s principal business address is 152 West Pine Street, Spearfish, South Dakota 57783. Ms. Brennan is a United States citizen. The principal occupation of Ms. Brennan is serving on the Boards of Directors of Cardinal Health, Inc. and Perosphere Technologies Inc.

A-2

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

POLITAN CAPITAL PARTNERS MASTER FUND LP

Nature of Transaction	Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

Purchase of OTC Physically-Settled Total Return Swap	37,299	5/17/2022

Purchase of OTC Physically-Settled Total Return Swap	42,639	5/18/2022

Purchase of OTC Physically-Settled Total Return Swap	62,294	5/19/2022

Purchase of OTC Physically-Settled Total Return Swap	62,750	5/20/2022

Purchase of OTC Physically-Settled Total Return Swap	60,097	5/23/2022

Purchase of OTC Physically-Settled Total Return Swap	31,133	5/24/2022

Purchase of OTC Physically-Settled Total Return Swap	123,195	5/25/2022

Purchase of OTC Physically-Settled Total Return Swap	54,943	5/26/2022

Purchase of OTC Physically-Settled Total Return Swap	1,200	5/27/2022

Purchase of OTC Physically-Settled Total Return Swap	31,590	5/31/2022

Purchase of OTC Physically-Settled Total Return Swap	100,000	6/1/2022

Purchase of OTC Physically-Settled Total Return Swap	39,474	6/2/2022

Purchase of OTC Physically-Settled Total Return Swap	70,995	6/3/2022

Purchase of OTC Physically-Settled Total Return Swap	32,037	6/6/2022

Purchase of OTC Physically-Settled Total Return Swap	44,458	6/7/2022

Purchase of OTC Physically-Settled Total Return Swap	48,901	6/8/2022

Purchase of OTC Physically-Settled Total Return Swap	50,604	6/9/2022

Purchase of OTC Physically-Settled Total Return Swap	97,566	6/10/2022

Purchase of OTC Physically-Settled Total Return Swap	258,720	6/13/2022

Purchase of OTC Physically-Settled Total Return Swap	79,180	6/14/2022

Purchase of OTC Physically-Settled Total Return Swap	8,198	6/16/2022

Purchase of OTC Physically-Settled Total Return Swap	34,495	6/23/22

Purchase of OTC Physically-Settled Total Return Swap	19,680	6/24/22

Purchase of OTC Physically-Settled Total Return Swap	30,883	6/27/22

Purchase of OTC Physically-Settled Total Return Swap	151,859	6/28/22

Purchase of OTC Physically-Settled Total Return Swap	148,160	6/29/22

Purchase of OTC Physically-Settled Total Return Swap	124,057	6/30/22

Purchase of OTC Physically-Settled Total Return Swap	22,000	7/1/22

Purchase of OTC Physically-Settled Total Return Swap	22,000	7/5/22

Purchase of OTC Physically-Settled Total Return Swap	21,800	7/6/22

Purchase of OTC Physically-Settled Total Return Swap	21,500	7/7/22

Purchase of OTC Physically-Settled Total Return Swap	20,000	7/8/22

Purchase of OTC Physically-Settled Total Return Swap	11,020	7/13/22

Purchase of OTC Physically-Settled Total Return Swap	236,651	7/18/22

Purchase of OTC Physically-Settled Total Return Swap	151,029	7/19/22

Purchase of OTC Physically-Settled Total Return Swap	107,389	7/20/22

Purchase of OTC Physically-Settled Total Return Swap	111,988	7/21/22

Purchase of OTC Physically-Settled Total Return Swap	100,000	7/22/22

I-1

Nature of Transaction	Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

Purchase of OTC Physically-Settled Total Return Swap	425,000	8/10/22

Purchase of Common Stock	107,000	8/10/22

Purchase of OTC Physically-Settled Total Return Swap	350,000	8/11/22

Purchase of Common Stock	100,000	8/11/22

Purchase of OTC Physically-Settled Total Return Swap	315,000	8/12/22

Purchase of Common Stock	52,500	8/12/22

Purchase of OTC Physically-Settled Total Return Swap	335,000	8/15/22

Purchase of Common Stock	75,000	8/15/22

Purchase of OTC Physically-Settled Total Return Swap	197,585	8/16/2022

Purchase of Common Stock	20,000	8/23/2022

Sale of OTC Physically-Settled Total Return Swap	(4,294,369)	9/23/2022

Purchase of Common Stock	4,294,369	9/23/2022

Purchase of Common Stock	3,253	12/2/2022

Purchase of Common Stock	20,590	12/5/2022

Purchase of Common Stock	29,000	12/6/2022

Purchase of Common Stock	9,196	12/7/2022

Purchase of Common Stock	17,804	12/8/2022

Purchase of Common Stock	14,400	12/9/2022

Purchase of Common Stock	7,195	12/12/2022

Sale of Common Stock	(10,344)	12/15/2022

Sale of Common Stock	(26,445)	4/12/2023

Ms. Brennan has had no transactions with respect to the Company’s securities during the past two years. The transactions with respect to which Mr. Koffey may be deemed to be a beneficial owner by virtue of his position as the Managing Partner and Chief Investment Officer of Politan and as the Managing Member of Politan Management and Politan GP have been set forth above.

I-2

SCHEDULE II

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is reprinted from the Company’s proxy statement filed with the SEC on [•], 2023 and contains information regarding persons who beneficially own more than 5% of the shares of Common Stock and the ownership of the shares by the directors and executive officers of the Company.

II-1

IMPORTANT

Your vote is important. No matter how many shares of Common Stock you own, please give us your proxy FOR the election of the Politan Nominees and in accordance with our recommendations on the other proposals on the agenda for the 2023 Annual Meeting by SIGNING, DATING AND MAILING the enclosed BLUE universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a broker, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact D.F. King using the contact information set forth below.

If you have any questions, require assistance in voting your BLUE universal proxy card, or need additional copies of Politan’s proxy materials,
please contact D.F. King using the contact information provided here:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Stockholders call toll-free: (866) 620-9554
Banks and Brokers call: (212) 269-5550
By Email: MASI@dfking.com

II-2

BLUE UNIVERSAL PROXY CARD

MASIMO CORPORATION

2023 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF POLITAN CAPITAL MANAGEMENT LP
AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF MASIMO CORPORATION IS NOT SOLICITING
THIS PROXY

PROXY

The undersigned appoints Edward McCarthy, Richard Brand and Quentin Koffey, and each of them, as attorneys and agents with full power of substitution to vote all shares of common stock (the “Common Stock”) of Masimo Corporation (the “Company” or “Masimo”) which the undersigned would be entitled to vote if personally present at the 2023 annual meeting of stockholders of the Company scheduled to be held at [[•]m., Pacific Daylight Time, on June 26, 2023, at [•]] (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “2023 Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the 2023 Annual Meeting that are unknown to Politan Capital Management LP (“Politan”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE TWO (2) POLITAN NOMINEES, “FOR” PROPOSAL NO. 2, “FOR” PROPOSAL NO. 3, [“FOR”/“AGAINST” OR “ABSTAIN” FROM VOTING ON] PROPOSAL NO. 4, “EVERY YEAR” WITH RESPECT TO PROPOSAL NO. 5, [“FOR”/“AGAINST” OR “ABSTAIN”] ON PROPOSAL NO. 6, AND [“FOR”/“AGAINST” OR “ABSTAIN”] ON PROPOSAL NO. 7.

This Proxy will be valid until the completion of the 2023 Annual Meeting. This Proxy will only be valid in connection with Politan’s solicitation of proxies for the 2023 Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting:

This Proxy Statement and our BLUE universal proxy card are available at www.AdvanceMasimo.com.

IMPORTANT: PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE UNIVERSAL PROXY CARD

[X] Please mark vote as in this example

POLITAN STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE TWO POLITAN NOMINEES.

YOU MAY SUBMIT VOTES “FOR” UP TO TWO NOMINEES IN TOTAL. YOU ARE PERMITTED TO VOTE FOR LESS THAN TWO NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN TWO “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TWO “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY “FOR” THOSE NOMINEES YOU HAVE SO MARKED.

1.	Election of two (2) nominees to serve as directors until the Company’s 2026 annual meeting of stockholders and until their successors have been duly elected and qualified.

POLITAN NOMINEES	FOR	WITHHOLD

a) Michelle Brennan	☐	☐

b) Quentin Koffey	☐	☐

COMPANY NOMINEES OPPOSED BY POLITAN	FOR	WITHHOLD

a) [Company Nominee]	☐	☐

b) [Company Nominee]	☐	☐

POLITAN RECOMMENDS TO VOTE “FOR” PROPOSAL NO. 2.

2.

To approve Politan’s proposal to repeal any provision of, or amendment to, the Company’s Fifth Amended and Restated Bylaws that the Company’s Board of Directors has adopted after April 20, 2023, which is the date of the most recent publicly available amendment and restatement of the Company’s bylaws, and up to and including the date of the 2023 Annual Meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

POLITAN RECOMMENDS TO VOTE “FOR” PROPOSAL NO. 3.

3.	To ratify the selection of Grant Thornton LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 30, 2023.

☐ FOR	☐ AGAINST	☐ ABSTAIN

[POLITAN MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL NO. 4.]

4.	To provide an advisory vote to approve the compensation of our named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

POLITAN RECOMMENDS TO VOTE “EVERY YEAR” WITH RESPECT TO PROPOSAL NO. 5.

5.	To provide an advisory vote on frequency of future advisory resolutions to approve named executive officer compensation.

Every Year (an annual vote)	Every Other Year (a biennial vote)	Every Three Years (a triennial vote)	Abstain
☐	☐	☐	☐

[POLITAN MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL NO. 6.]

6.	To approve the Company’s proposal to approve an amendment to its Amended and Restated Certificate of Incorporation, as amended, to provide for the declassification of the Company’s Board of Directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

[POLITAN MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL NO. 7.]

7.	To provide an advisory vote on the increase of the size of the Board from five to seven directors effective immediately following the 2023 Annual Meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________
____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

BLUE UNIVERSAL PROXY CARD